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                                  EXHIBIT 23


            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT

      We consent to the incorporation by reference in Registration Statement Nos. 33-11323 and 333-19891 of The Bombay Company, Inc. on Form S-8 of our report dated May 28, 2004, appearing in this Annual Report on Form 11-K of the The Bombay Company, Inc. Employee 401(k) Savings and Stock Ownership Plan for the years ended December 31, 2003 and 2002.




/s/ WHITLEY PENN
May 28, 2004

































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